As filed with the Securities and Exchange Commission on October 14, 2004.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-5079

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          JOHN HANCOCK TAX-EXEMPT SERIES
                (Name of Registrant as Specified in Its Charter)

                          JOHN HANCOCK TAX-EXEMPT SERIES
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

--------------------------------------------------------------------------------
                             Important Information
--------------------------------------------------------------------------------

  John Hancock(R)
------------------
JOHN HANCOCK FUNDS


                                                               October 14, 2004
Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in one or more of the John Hancock mutual funds. The attached proxy statement includes information regarding the election of your fund's board of trustees.

Changes to the structure of your Board of Trustees

Currently, the boards of trustees of the John Hancock family of funds are governed by a two-panel structure which came about because of past acquisitions of fund groups. Each panel has been responsible for approximately half of the funds within the family. Since 1998, members of the two panels have met concurrently for all Board and Committee meetings. As a result, each Trustee already has an understanding of the funds that are under the other panel's supervision, as well as issues that are common to all of the John Hancock funds. Several Trustees have reached the age for mandatory retirement and plan to retire in 2004 and 2005, making this an appropriate time to consolidate the two panels into one board of trustees.

For each fund, this proposal asks shareholders to elect nine Trustees to serve until their respective successors are elected and qualified. Some of the nominees are currently on your fund's board of trustees, while the others are members of the other panel. The proxy statement includes a brief description of each nominee's background.

It is important to note that eight of the nine nominees, including the nominee who serves as Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser.

No impact on your fund's objectives, policies or fees

The proposal set forth in the enclosed proxy statement is considered a routine item. A routine item is one that makes no changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts or fees.

Your vote is important!

Your Trustees believe the proposed changes will benefit you and your fellow shareholders and unanimously recommend that you vote in favor of this proposal. Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. A prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions or need additional information, please contact your financial professional or call your John Hancock Funds Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 7:00 P.M., Eastern Time.

Thank you for your prompt action on this very important matter.

                                    Sincerely,

                                    /s/ James A. Shepherdson

                                    James A. Shepherdson
                                    Chief Executive Officer

John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Current Interest
John Hancock Equity Trust
John Hancock Institutional Series Trust
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III
John Hancock Series Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Tax-Exempt Series
John Hancock Tax-Free Bond Trust
John Hancock World Fund
(Collectively, the "Trusts")
101 Huntington Avenue,
Boston, Massachusetts 02199

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 1, 2004

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

A joint Special Meeting of Shareholders of each Trust will be held at the Trusts' offices located on the 10th floor at 101 Huntington Avenue, Boston, Massachusetts, on Wednesday, December 1, 2004 at 9:00 A.M., Eastern Time. The Trusts' Special Meetings are expected to be held concurrently and are referred to collectively as the "Meeting." The purpose of the Meeting is to consider and act upon the following:

1. To elect nine trustees to hold office until their respective successors have been duly elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all of the nominees for trustee.

Shareholders of record of each Trust as of the close of business on September 16, 2004 are entitled to notice of and to vote at the meeting and at any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                    By order of the boards of trustees,


                                    Susan S. Newton
                                    Secretary

October 14, 2004

PROXY STATEMENT OF

John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Current Interest
John Hancock Equity Trust
John Hancock Institutional Series Trust
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III
John Hancock Series Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Tax-Exempt Series
John Hancock Tax-Free Bond Trust
John Hancock World Fund
(Collectively, the "Trusts")

This proxy statement contains the information you should know before voting on the proposals below.

The Trusts will furnish without charge a copy of their most recent semiannual and annual reports to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199, or should call John Hancock Funds at 1-800-225-5291.

Each Trust is divided into one or more separate series (each, a "fund"). The investment adviser to each fund is John Hancock Advisers, LLC (the "Adviser"). The principal underwriter of each fund's shares is John Hancock Funds, LLC (the "Distributor"). The principal business address of the Adviser and the Distributor is 101 Huntington Avenue, Boston, Massachusetts 02199.

This proxy statement is furnished in connection with the solicitation of proxies by the board of trustees (the "Trustees") of each of the Trusts listed above on behalf of each respective fund set forth below. Trustees are elected on a Trust-wide basis. Therefore, all shareholders of each fund that is a series of the same Trust (and all classes of shares of those funds) vote together as a single class on the election of Trustees of that Trust. Each Trust will hold a separate election.

Trusts
Panel A               Funds
--------------------------------------------------------------------------------
 John Hancock         John Hancock Classic Value Fund ("Classic Value")
 Capital Series       John Hancock Core Equity Fund ("Core Equity")
                      John Hancock Large Cap Select Fund ("Large Cap Select")
                      John Hancock U.S. Global Leaders Growth Fund
                      ("U.S. Global Leaders Growth")
--------------------------------------------------------------------------------
 John Hancock         John Hancock Growth Trends Fund ("Growth Trends")
 Equity Trust
--------------------------------------------------------------------------------
 John Hancock         John Hancock Financial Industries Fund
 Investment           ("Financial Industries")
 Trust II             John Hancock Regional Bank Fund ("Regional Bank")
                      John Hancock Small Cap Equity Fund ("Small Cap Equity")
--------------------------------------------------------------------------------
 John Hancock         John Hancock International Fund ("International")
 Investment           John Hancock Large Cap Growth Fund
 Trust III            ("Large Cap Growth")
                      John Hancock Mid Cap Growth Fund ("Mid Cap Growth")
--------------------------------------------------------------------------------
 John Hancock         John Hancock Bond Fund ("Bond")
 Sovereign Bond
 Fund
--------------------------------------------------------------------------------
 John Hancock         John Hancock High Income Fund ("High Income")
 Strategic Series     John Hancock Strategic Income Fund ("Strategic Income")
--------------------------------------------------------------------------------
 John Hancock         John Hancock Massachusetts Tax-Free Income Fund
 Tax-Exempt           ("Massachusetts Tax-Free")
 Series               John Hancock New York Tax-Free Income Fund
                      ("New York Tax-Free")
--------------------------------------------------------------------------------
 John Hancock         John Hancock Biotechnology Fund ("Biotechnology")
 World Fund           John Hancock Health Sciences Fund
                      ("Health Sciences")
--------------------------------------------------------------------------------

Trusts
Panel B               Funds
--------------------------------------------------------------------------------
 John Hancock         John Hancock Government Income Fund
 Bond Trust           ("Government Income")
                      John Hancock High Yield Fund ("High Yield")
                      John Hancock Investment Grade Bond Fund
                      ("Investment Grade Bond")
--------------------------------------------------------------------------------
 John Hancock         John Hancock California Tax-Free Income Fund
 California           ("California Tax-Free")
 Tax-Free
 Income Fund
--------------------------------------------------------------------------------
 John Hancock         John Hancock Money Market Fund ("Money Market")
 Current Interest     John Hancock U.S. Government Cash Reserve
                      ("U.S. Government Cash Reserve")
--------------------------------------------------------------------------------
 John Hancock         John Hancock Independence Diversified Core Equity
 Institutional        Fund II ("Independence Diversified Core Equity")
 Series Trust
--------------------------------------------------------------------------------
 John Hancock         John Hancock Balanced Fund ("Balanced")
 Investment           John Hancock Large Cap Equity Fund ("Large Cap Equity")
 Trust                John Hancock Sovereign Investors Fund
                      ("Sovereign Investors")
--------------------------------------------------------------------------------
 John Hancock         John Hancock Focused Equity Fund ("Focused Equity")
 Series Trust         John Hancock Mid Cap Equity Fund ("Mid Cap Equity")
                      John Hancock Multi Cap Growth Fund ("Multi Cap Growth")
                      John Hancock Real Estate Fund ("Real Estate")
                      John Hancock Small Cap Growth Fund ("Small Cap Growth")
                      John Hancock Technology Fund ("Technology")
--------------------------------------------------------------------------------
 John Hancock         John Hancock High Yield Municipal Bond Fund
 Tax-Free Bond        ("High Yield Municipal")
 Trust                John Hancock Tax-Free Bond Fund ("Tax-Free Bond")
--------------------------------------------------------------------------------

For purposes of this Proxy Statement, the term "Funds" shall also include the Trusts where appropriate.

INTRODUCTION
This proxy statement is being used at the special meeting of each fund's shareholders to be held concurrently (collectively, the "Meeting") at 101 Huntington Avenue, Boston, Massachusetts, on Wednesday, December 1, 2004 at 9:00 A.M., Eastern Time. The purpose of the Meeting is to consider:

1. Proposal to elect nine Trustees to hold office until their respective successors have been duly elected and qualified.

2.   Any other business that may properly come before the Meeting.

This proxy statement and the proxy card are being mailed to each fund's shareholders on or about October 14, 2004.

WHO IS ELIGIBLE TO VOTE?
Shareholders of record on September 16, 2004 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. All shareholders of each fund that is a series of the same Trust (and all classes of shares of those funds) vote together as a single class on the election of Trustees. Each Trust will hold a separate election. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1

ELECTION OF TRUSTEES
Currently, there are two separate groups of Trustees. These groups are referred to as "Panel A" and "Panel B." As set forth in the table in the introduction to this Proxy Statement, the Panel A Trustees serve as Trustees of certain Trusts and the Panel B Trustees serve as Trustees of the remaining Trusts. This two-panel structure evolved because John Hancock acquired investment advisers to other fund groups and integrated the funds and their Boards into the John Hancock funds. However, since March of 1998 Panel A Trustees and Panel B Trustees have met concurrently for all Board and Committee meetings. As a result, each Trustee already has some understanding of the funds that are under the other Panel's supervision.

For some time, the Panel A and Panel B Trustees have been considering ways to improve the effectiveness of their oversight of the funds, including combining the two Panels of Trustees. A number of the Trustees from each panel have reached the age for mandatory retirement, and the Trustees believe that with these retirements scheduled for 2004 and early 2005, this would be an appropriate time to consolidate the two Panels into one board of trustees. In addition, the Trustees noted that shareholders have not had an opportunity to elect Trustees for a number of years. Consequently, on September 14, 2004, the Panel A Trustees and the Panel B Trustees, including all of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 act")) of the funds (the "independent Trustees"), voted to approve, and to recommend that the funds' shareholders vote to approve, the election of each nominee listed below (collectively, the "Nominees"). Each Nominee currently serves either as a Panel A Trustee or a Panel B Trustee. If approved by the shareholders, the proposal will result in each fund being governed by the same collective board of trustees. The election for all funds will be effective January 1, 2005, except funds in the Equity Trust, which will be effective December 1, 2004.

Of the nine nominees, eight are Independent Trustees. Two of the nine Trustees currently serve on both Panel A and Panel B; three serve on Panel A; and four serve on Panel B. Each independent Nominee was approved by the Administration Committee of the applicable fund's existing board of trustees, and each Nominee was recommended by the Trustees of the applicable fund, including the independent Trustees. Information concerning the background of each Nominee is included below.

Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as each of the Fund's Trustees may designate. None of the funds has any reason to believe that it will be necessary to designate a substitute Nominee.

Information Concerning Nominees
The following table sets forth each Nominee's principal occupation or employment and other directorships during the past five years. The table sets forth the Panel on which each Nominee currently serves, the date he or she first became a Trustee and the number of funds each Nominee currently oversees. If elected all Trustees will oversee forty-eight funds. The table also sets forth the above information for the Trustees not standing for election.

                              NOMINEES FOR ELECTION

                                                                                     Number of
                                                                                     John Hancock
Name, (Age),               Principal Occupation(s)                                   Funds
Address(1) and Position    and other Directorships                   Trustee         overseen
with the Funds             During the Past Five Years                Since           currently
--------------------------------------------------------------------------------------------------
 Independent Trustees
--------------------------------------------------------------------------------------------------
 Charles L. Ladner         Chairman and Trustee, Dunwoody            Independent       48
 (Age 66)                  Village, Inc. (retirement services)       Chairman
 Chairman and Trustee      (until 2003); Senior Vice President       June 16,
                           and Chief Financial Officer, UGI          2004
                           Corporation (public utility holding       Panel A
                           company) (retired 1998); Vice             2004
                           President and Director for AmeriGas,      Panel B
                           Inc. (retired 1998); Director of          1994
                           AmeriGas Partners, L.P. (until 1997)
                           (gas distribution); Director,
                           EnergyNorth, Inc. (until 1995);
                           Director, Parks and History
                           Association (since 2001).
--------------------------------------------------------------------------------------------------
 James F. Carlin           Chairman and Treasurer, Alpha             Panel B           28
 (Age 64)                  Analytical Inc. (analytical laboratory)   1994
 Trustee                   (since 1985); Part Owner and
                           Treasurer, Lawrence Carlin Insurance
                           Agency, Inc. (since 1995); Part
                           Owner and Vice President, Mone
                           Lawrence Carlin Insurance Agency,
                           Inc. (since 1996); Director and
                           Treasurer, Rizzo Associates
                           (engineering) (until 2000); Chairman
                           and CEO, Carlin Consolidated, Inc.
                           (management/investments) (since
                           1987); Director and Partner, Proctor
                           Carlin & Co., Inc. (insurance) (until
                           1999); Trustee, Massachusetts Health
                           and Education Tax Exempt Trust
                           (since 1993); Director of the
                           following: Uno Restaurant Corp.
                           (until 2001), Arbella Mutual
                           (insurance) (until 2000), HealthPlan
                           Services, Inc. (until 1999), Flagship
                           Healthcare, Inc. (until 1999), Carlin
                           Insurance Agency, Inc. (until 1999);
                           Chairman, Massachusetts Board of
                           Higher Education (until 1999).
--------------------------------------------------------------------------------------------------
 Richard P. Chapman, Jr.   President and Chief Executive             Panel A           20
 (Age 69)                  Officer, Brookline Bancorp, Inc.          1978
 Trustee                   (lending) (since 1972); Director,
                           Lumber Insurance Co. (insurance)
                           (until 2000); Chairman and Director,
                           Northeast Retirement Services, Inc.
                           (retirement administration) (since
                           1998).
--------------------------------------------------------------------------------------------------

                              NOMINEES FOR ELECTION

                                                                                     Number of
                                                                                     John Hancock
Name, (Age),               Principal Occupation(s)                                   Funds
Address(1) and Position    and other Directorships                   Trustee         overseen
with the Funds             During the Past Five Years                Since           currently
--------------------------------------------------------------------------------------------------
 William H. Cunningham     Former Chancellor, University of          Panel B            28
 (Age 60)                  Texas System and former President of      1987
 Trustee                   the University of Texas, Austin,
                           Texas; Chairman and CEO, IBT
                           Technologies (until 2001); Director of
                           the following: The University of
                           Texas Investment Management
                           Company (until 2000), Hire.com
                           (until 2004), STC Broadcasting, Inc.
                           and Sunrise Television Corp. (until
                           2001), Symtx, Inc. (electronic
                           manufacturing) (since 2001),
                           Adorno/Rogers Technology, Inc. (until
                           2004), Pinnacle Foods Corporation
                           (until 2003), rateGenius (Internet
                           service) (until 2003), Jefferson-Pilot
                           Corporation (diversified life insurance
                           company) (since 1985), New Century
                           Equity Holdings (formerly Billing
                           Concepts) (until 2001), eCertain
                           (until 2001), ClassMap.com (until
                           2001), Agile Ventures (until 2001),
                           LBJ Foundation (until 2000),
                           Golfsmith International, Inc. (until
                           2000), Metamor Worldwide (until
                           2000), AskRed.com (until 2001),
                           Southwest Airlines (since 2000) and
                           Introgen (since 2000); Advisory
                           Director, Q Investments (until 2003);
                           Advisory Director, Chase Bank
                           (formerly Texas Commerce Bank --
                           Austin) (since 1988), LIN Television
                           (since 2002), WilTel
                           Communications (until 2003) and
                           Hayes Lemmerz International, Inc.
                           (Diversified Automotive Parts Supply
                           Company) (since 2003).
--------------------------------------------------------------------------------------------------
 Ronald R. Dion            Chairman and Chief Executive              Panel B            28
 (Age 58)                  Officer, R. M. Bradley & Co., Inc.;       1998
 Trustee                   Director, The New England Council
                           and Massachusetts Roundtable;
                           Director, Boston Stock Exchange;
                           Trustee, North Shore Medical Center;
                           Director, BJ's Wholesale Club, Inc.
                           and a corporator of the Eastern Bank;
                           Trustee, Emmanuel College.
--------------------------------------------------------------------------------------------------

                              NOMINEES FOR ELECTION

                                                                                     Number of
                                                                                     John Hancock
Name, (Age),               Principal Occupation(s)                                   Funds
Address(1) and Position    and other Directorships                   Trustee         overseen
with the Funds             During the Past Five Years                Since           currently
--------------------------------------------------------------------------------------------------
 John A. Moore             President and Chief Executive             Panel A            30
 (Age 65)                  Officer, Institute for Evaluating         1996
 Trustee                   Health Risks (nonprofit institution)
                           (until 2001); Chief Scientist, Science
                           International (health research) (since
                           1998); Principal, Hollyhouse
                           (consulting) (since 2000); Director,
                           CIIT (nonprofit research) (since
                           2002).
--------------------------------------------------------------------------------------------------
 Patti McGill Peterson     Executive Director, Council for           Panel A            30
 (Age 61)                  International Exchange of Scholars;       1996
 Trustee                   Vice President, Institute of
                           International Education (since 1998);
                           Senior Fellow, Cornell Institute of
                           Public Affairs, Cornell University
                           (until December 1998); Former
                           President of Wells College and St.
                           Lawrence University; Director,
                           Niagara Mohawk Power Corporation
                           (until 2003); Director, Ford
                           Foundation, International Fellowship
                           Program (since 2002), Lois Roth
                           Endowment (since 2002), Council
                           for International Educational
                           Exchange (since 2003).
--------------------------------------------------------------------------------------------------
 Steven R. Pruchansky      Chairman and Chief Executive              Panel B            28
 (Age 60)                  Officer, Greenscapes of Southwest         1994
 Trustee                   Florida, Inc. (since 2000); Director
                           and President, Greenscapes of
                           Southwest Florida, Inc. (until 2000);
                           Managing Director, JonJames, LLC
                           (real estate) (since 2001); Director,
                           First Signature Bank & Trust
                           Company (until 1991); Director,
                           Mast Realty Trust (until 1994);
                           President, Maxwell Building Corp.
                           (until 1991).
--------------------------------------------------------------------------------------------------

                              NOMINEES FOR ELECTION

                                                                                     Number of
                                                                                     John Hancock
Name, (Age),               Principal Occupation(s)                                   Funds
Address(1) and Position    and other Directorships                   Trustee         overseen
with the Funds             During the Past Five Years                Since           currently
--------------------------------------------------------------------------------------------------
 Interested Trustees
--------------------------------------------------------------------------------------------------
 James A. Shepherdson+     Executive Vice President, Manulife        Panel A and        48
 (Age 52)                  Financial Corporation (since 2004);       Panel B
 Trustee                   Chairman, Director, President and         2004
                           Chief Executive Officer, the Adviser
                           and The Berkeley Group, LLC ("The
                           Berkeley Group") (holding company);
                           Chairman, Director, President and
                           Chief Executive Officer, the
                           Distributor; Chairman, Director,
                           President and Chief Executive
                           Officer, Sovereign Asset Management
                           Corporation ("SAMCorp."); President,
                           John Hancock Retirement Services,
                           John Hancock Life Insurance
                           Company (until 2004); Chairman,
                           Essex Corporation (investment
                           adviser) (until 2004); Co-Chief
                           Executive Officer, MetLife Investors
                           Group (until 2003); Senior Vice
                           President, AXA/Equitable Insurance
                           Company (until 2000).
--------------------------------------------------------------------------------------------------

                       TRUSTEES NOT STANDING FOR ELECTION

                                                                                     Number of
                                                                                     John Hancock
Name, (Age),               Principal Occupation(s)                                   Funds
Address(1) and Position    and other Directorships                   Trustee         overseen
with the Funds             During the Past Five Years                Since           currently
--------------------------------------------------------------------------------------------------
 Dennis S. Aronowitz(*)    Professor of Law Emeritus, Boston         Panel A 1988       20
 (Age 73)                  University School of Law (as of
 Trustee                   1996); Director, Brookline Bancorp
                           (since 1998).
--------------------------------------------------------------------------------------------------
 William J. Cosgrove(**)   Vice President, Senior Banker and         Panel A 1991       20
 (Age 71)                  Senior Credit Officer, Citibank, N.A.
 Trustee                   (banking) (retired 1991); Executive
                           Vice President, Citadel Group
                           Representatives, Inc. (financial
                           reinsurance) (until 2004); Director,
                           Hudson City Savings Bank (since
                           1995); Director, Hudson City
                           Bancorp (banking) (since 1999);
                           Trustee, Scholarship Fund for Inner
                           City Children (since 1986).
--------------------------------------------------------------------------------------------------
 Richard A. Farrell(*)     President, Farrell, Healer & Co., Inc.,   Panel A 1996       20
 (Age 71)                  (venture capital management firm)
 Trustee                   (since 1980) and President, the
                           Venture Capital Fund of NE (since
                           1980). Prior to 1980, headed the
                           venture capital group at Bank of
                           Boston Corporation; Trustee,
                           Marblehead Savings Bank (since
                           1994).
--------------------------------------------------------------------------------------------------
 William F. Glavin(*)      President Emeritus, Babson College        Panel A 1996       20
 (Age 72)                  (as of 1998); Vice Chairman, Xerox
 Trustee                   Corporation (until 1989); Director,
                           Reebok, Inc. (until 2002) and Inco
                           Ltd. (until 2002).
--------------------------------------------------------------------------------------------------
 John W. Pratt(*)          Professor of Business Administration      Panel A 1996       20
 (Age 73)                  Emeritus, Harvard University
 Trustee                   Graduate School of Business
                           Administration (as of 1998).
--------------------------------------------------------------------------------------------------
 Norman H. Smith(**)       Lieutenant General, United States         Panel B 1996       28
 (Age 71)                  Marine Corps; Deputy Chief of Staff
 Independent Trustee       for Manpower and Reserve Affairs,
                           Headquarters Marine Corps;
                           Commanding General III Marine
                           Expeditionary Force/3rd Marine
                           Division (retired 1991).
--------------------------------------------------------------------------------------------------

                       TRUSTEES NOT STANDING FOR ELECTION

                                                                                     Number of
                                                                                     John Hancock
Name, (Age),               Principal Occupation(s)                                   Funds
Address(1) and Position    and other Directorships                   Trustee         overseen
with the Funds             During the Past Five Years                Since           currently
--------------------------------------------------------------------------------------------------
 John P. Toolan(*)         Director, The Smith Barney Muni           Panel B 1996       28
 (Age 74)                  Bond Funds, The Smith Barney
 Independent Trustee       Tax-Free Money Funds, Inc., Vantage
                           Money Market Funds (mutual funds),
                           The Inefficient-Market Fund, Inc.
                           (closed-end investment company);
                           Chairman, Smith Barney Trust
                           Company of Florida (retired 1991);
                           Director, Smith Barney, Inc., Mutual
                           Management Company and Smith
                           Barney Advisers, Inc. (investment
                           advisers) (retired 1991); Senior
                           Executive Vice President, Director
                           and member of the Executive
                           Committee, Smith Barney, Harris
                           Upham & Co., Incorporated
                           (investment bankers) (until 1991).
--------------------------------------------------------------------------------------------------

+ "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser. Mr. Shepherdson is deemed to be an "interested person" because he is Chairman, Director, President and Chief Executive Officer of the Adviser and President and Chief Executive Officer of the Distributor.
(*) Messrs. Aronowitz, Farrell, Glavin, Pratt and Toolan are retiring on December 31, 2004.
(**) Messrs. Cosgrove and Smith are retiring on March 31, 2005 and June 30,
     2005, respectively.

Executive Officers
In addition to the President and Chief Executive Officer (Mr. Shepherdson), the table below lists each fund's executive officers.

Name, (Age), Address(1)
and Position with the      Principal Occupation(s)
Funds                      During the Past Five Years                 Officer Since
-----------------------------------------------------------------------------------
 Richard A. Brown          Senior Vice President, Chief Financial     2001
 (Age 55)                  Officer and Treasurer, the Adviser,
 Senior Vice President     the John Hancock Fund Complex,
 and Chief Financial       and The Berkeley Group; Second
 Officer                   Vice President and Senior Associate
                           Controller, Corporate Tax
                           Department, John Hancock Financial
                           Services, Inc. (until 2001).
-----------------------------------------------------------------------------------
 Susan S. Newton           Senior Vice President and Secretary,       1984
 (Age 54)                  each of the John Hancock funds;
 Senior Vice President     Senior Vice President, Secretary and
 and Secretary             Chief Legal Officer, the Adviser, the
                           Distributor, The Berkeley Group and
                           SAMCorp.
-----------------------------------------------------------------------------------
 William H. King           Vice President and Treasurer, each of      1992
 (Age 52)                  the John Hancock funds; Vice
 Vice President and        President, the Adviser.
 Treasurer
-----------------------------------------------------------------------------------

(1) The business address for the independent and interested Trustees and officers is 101 Huntington Avenue, Boston Massachusetts 02199

Each Trust's board of trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

The current membership of each Committee and the anticipated membership if the nominees are elected, are set forth below.

                                                        Contracts/        Investment
                   Audit              Administration    Operations        Performance
-----------------------------------------------------------------------------------------
 Current Panel A   Messrs. Glavin*    All Independent   Messrs.           Messrs.
                   Ladner, Moore      Trustees          Aronowitz*        Chapman,
                   and Ms. Peterson                     and Farrell*      Cosgrove**
                                                                          and Pratt*
-----------------------------------------------------------------------------------------
 Current Panel B   Messrs. Ladner     All Independent   Messrs.           Messrs.
                   and Toolan*        Trustees          Pruchansky,       Cunningham
                                                        Carlin and        and Dion
                                                        Smith**
-----------------------------------------------------------------------------------------
 Anticipated for   Messrs. Ladner,    All Independent   Messrs. Carlin,   All Independent
 Equity Trust as   Pruchansky,        Trustees          Moore, Dion,      Trustees
 of 12/1/04 and    Chapman,                             Cunningham
 all other funds   Smith**+ and                         and
 as of 1/1/05      Ms. Peterson                         Cosgrove**+
-----------------------------------------------------------------------------------------

* Messrs. Aronowitz, Farrell, Glavin, Pratt and Toolan are retiring on December 31, 2004.
** Messrs. Cosgrove (Panel A) and Smith (Panel B) are retiring on March 31, 2005 and June 30, 2005, respectively.
+    Current Panel A or Panel B funds only.

The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full Board the appointment of outside auditors for the fund, monitors and oversees the audits of the fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time.

All of the Independent Trustees are members of the Administration Committee. The Administration Committee reviews the activities of the other three standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are Independent Trustees. The Board has adopted a written charter for the Administration Committee, which is attached as Exhibit B to this proxy. The Administration Committee selects and nominates for elections candidates for Independent Trustees. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the fund's proxy statement. Each of the nominees for election as Trustee was recommended by the Administration Committee, except for Mr. Shepherdson, who was recommended by the Board.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the fund. Mr. Shepherdson typically attends shareholder meetings and other members of the Board may, but generally do not, attend.

The Contracts/Operations Committee oversees the initiation, operation, and renewal of the various contracts between the fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers.

The Investment Performance Committee monitors and analyzes the performance of the funds generally, consults with the Adviser as necessary if a fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

Each board of trustees and each committee held four meetings during each fund's fiscal year. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund; and (2) the total number of meetings held by all committees of the Trustees on which they served. The funds hold joint meetings of the Trustees and all committees.

Trustee Ownership
The following table provides a dollar range indicating each Trustee's ownership of the funds as well as aggregate holdings of all John Hancock funds overseen by the Trustees or nominees, as of July 31, 2004.

Trustee Holding Dollar Range Overseen by

NOMINEES FOR ELECTION(1)

                            Carlin         Chapman          Cunningham       Dion           Ladner
---------------------------------------------------------------------------------------------------------
Balanced                    1-10,000       1-10,000         none             1-10,000       1-10,000
---------------------------------------------------------------------------------------------------------
Biotechnology               none           none             none             none           1-10,000
---------------------------------------------------------------------------------------------------------
Bond                        1-10,000       1-10,000         none             none           1-10,000
---------------------------------------------------------------------------------------------------------
California Tax-Free(2)      none           none             none             none           none
---------------------------------------------------------------------------------------------------------
Classic Value               none           none             Over 100,000     none           1-10,000
---------------------------------------------------------------------------------------------------------
Core Equity                 none           1-10,000         none             none           1-10,000
---------------------------------------------------------------------------------------------------------
Financial Industries        none           1-10,000         none             none           1-10,000
---------------------------------------------------------------------------------------------------------
Focused Equity              1-10,000       none             none             1-10,000       1-10,000
---------------------------------------------------------------------------------------------------------
Government Income           1-10,000       none             none             1-10,000       1-10,000
---------------------------------------------------------------------------------------------------------
Growth Trends               1-10,000       none             Over 100,000     none           1-10,000
---------------------------------------------------------------------------------------------------------
Health Sciences             none           1-10,000         none             none           10,001-50,000
---------------------------------------------------------------------------------------------------------
High Income                 none           none             none             none           none
---------------------------------------------------------------------------------------------------------
High Yield                  1-10,000       none             none             1-10,000       10,001-50,000
---------------------------------------------------------------------------------------------------------
High Yield Municipal        1-10,000       none             none             1-10,000       1-10,000
---------------------------------------------------------------------------------------------------------
Independence Diversified    none           none             none             none           none
Core Equity(3)
---------------------------------------------------------------------------------------------------------
International               none           10,001-50,000    none             none           10,001-50,000
---------------------------------------------------------------------------------------------------------
Investment Grade Bond       1-10,000       50,001-100,000   none             1-10,000       1-10,000
---------------------------------------------------------------------------------------------------------
Large Cap Equity            1-10,000       1-10,000         none             1-10,000       1-10,000
---------------------------------------------------------------------------------------------------------
Large Cap Growth            1-10,000       50,001-100,000   10,001-50,000    none           1-10,000
---------------------------------------------------------------------------------------------------------
Large Cap Select            none           none             none             none           none
---------------------------------------------------------------------------------------------------------
Massachusetts Tax-Free(2)   none           1-10,000         none             none           none
---------------------------------------------------------------------------------------------------------
Mid Cap Equity(3)           none           none             none             none           none
---------------------------------------------------------------------------------------------------------
Mid Cap Growth              none           1-10,000         none             none           1-10,000
---------------------------------------------------------------------------------------------------------
Money Market                1-10,000       1-10,000         none             Over 100,000   10,001-50,000
---------------------------------------------------------------------------------------------------------
Multi Cap Growth            1-10,000       none             none             none           1-10,000
---------------------------------------------------------------------------------------------------------
New York Tax-Free(2)        none           none             none             none           none
---------------------------------------------------------------------------------------------------------
Real Estate                 1-10,000       none             none             1-10,000       1-10,000
---------------------------------------------------------------------------------------------------------
Regional Bank               none           1-10,000         Over 100,000     none           10,001-50,000
---------------------------------------------------------------------------------------------------------
Small Cap Equity            none           10,001-50,000    none             none           1-10,000
---------------------------------------------------------------------------------------------------------
Small Cap Growth            1-10,000       10,001-50,000    50,001-100,000   1-10,000       10,001-50,000
---------------------------------------------------------------------------------------------------------
Strategic Income            none           1-10,000         none             none           10,001-50,000
---------------------------------------------------------------------------------------------------------
Sovereign Investors         Over 100,000   none             50,001-100,000   Over 100,000   10,001-50,000
---------------------------------------------------------------------------------------------------------
Tax-Free Bond               1-10,000       1-10,000         none             1-10,000       1-10,000
---------------------------------------------------------------------------------------------------------
Technology                  1-10,000       none             none             1-10,000       1-10,000
---------------------------------------------------------------------------------------------------------
U.S. Government             1-10,000       none             none             1-10,000       none
Cash Reserve
---------------------------------------------------------------------------------------------------------
U.S. Global Leaders         none           none             none             none           10,001-50,000
Growth
---------------------------------------------------------------------------------------------------------
All John Hancock            Over 100,000   Over 100,000     Over 100,000     Over 100,000   Over 100,000
funds overseen
---------------------------------------------------------------------------------------------------------

Trustee Holding Dollar Range Overseen by
NOMINEES FOR ELECTION(1)


                               Moore              Peterson          Pruchansky        Shepherdson
---------------------------------------------------------------------------------------------------------
 Balanced                      1-10,000           over 100,000      1-10,000          1-10,000
---------------------------------------------------------------------------------------------------------
 Biotechnology                 1-10,000           none              none              1-10,000
---------------------------------------------------------------------------------------------------------
 Bond                          50,001-100,000     10,001-50,000     none              1-10,000
---------------------------------------------------------------------------------------------------------
 California Tax-Free(2)        none               none              none              1-10,000
---------------------------------------------------------------------------------------------------------
 Classic Value                 Over 100,000       none              Over 100,000      1-10,000
---------------------------------------------------------------------------------------------------------
 Core Equity                   10,001-50,000      10,001-50,000     none              1-10,000
---------------------------------------------------------------------------------------------------------
 Financial Industries          10,001-50,000      none              none              1-10,000
---------------------------------------------------------------------------------------------------------
 Focused Equity                none               none              none              1-10,000
---------------------------------------------------------------------------------------------------------
 Government Income             1-10,000           1-10,000          1-10,000          1-10,000
---------------------------------------------------------------------------------------------------------
 Growth Trends                 1-10,000           1-10,000          1-10,000          1-10,000
---------------------------------------------------------------------------------------------------------
 Health Sciences               1-10,000           10,001-50,000     none              1-10,000
---------------------------------------------------------------------------------------------------------
 High Income                   none               1-10,000          none              1-10,000
---------------------------------------------------------------------------------------------------------
 High Yield                    1-10,000           10,001-50,000     1-10,000          1-10,000
---------------------------------------------------------------------------------------------------------
 High Yield Municipal          none               none              none              1-10,000
---------------------------------------------------------------------------------------------------------
 Independence Diversified      none               none              none              none
 Core Equity(3)
---------------------------------------------------------------------------------------------------------
 International                 1-10,000           10,001-50,000     none              1-10,000
---------------------------------------------------------------------------------------------------------
 Investment Grade Bond         none               1-10,000          1-10,000          1-10,000
---------------------------------------------------------------------------------------------------------
 Large Cap Equity              10,001-50,000      1-10,000          1-10,000          1-10,000
---------------------------------------------------------------------------------------------------------
 Large Cap Growth              1-10,000           10,001-50,000     none              1-10,000
---------------------------------------------------------------------------------------------------------
 Large Cap Select              10,001-50,000      none              none              1-10,000
---------------------------------------------------------------------------------------------------------
 Massachusetts Tax-Free(2)     none               none              none              none
---------------------------------------------------------------------------------------------------------
 Mid Cap Equity(3)             none               none              none              none
---------------------------------------------------------------------------------------------------------
 Mid Cap Growth                1-10,000           1-10,000          none              1-10,000
---------------------------------------------------------------------------------------------------------
 Money Market                  none               none              none              1-10,000
---------------------------------------------------------------------------------------------------------
 Multi Cap Growth              none               none              1-10,000          1-10,000
---------------------------------------------------------------------------------------------------------
 New York Tax-Free(2)          none               1-10,000          none              none
---------------------------------------------------------------------------------------------------------
 Real Estate                   none               none              1-10,000          1-10,000
---------------------------------------------------------------------------------------------------------
 Regional Bank                 50,001-100,000     10,001-50,000     none              1-10,000
---------------------------------------------------------------------------------------------------------
 Small Cap Equity              10,001-50,000      1-10,000          none              1-10,000
---------------------------------------------------------------------------------------------------------
 Small Cap Growth              1-10,000           1-10,000          1-10,000          1-10,000
---------------------------------------------------------------------------------------------------------
 Strategic Income              1-10,000           1-10,000          none              1-10,000
---------------------------------------------------------------------------------------------------------
 Sovereign Investors           1-10,000           1-10,000          1-10,000          1-10,000
---------------------------------------------------------------------------------------------------------
 Tax-Free Bond                 10,001-50,000      10,001-50,000     none              1-10,000
---------------------------------------------------------------------------------------------------------
 Technology                    1-10,000           none              10,001-50,000     1-10,000
---------------------------------------------------------------------------------------------------------
 U.S. Government               none               none              none              1-10,000
 Cash Reserve
---------------------------------------------------------------------------------------------------------
 U.S. Global Leaders           50,001-100,000     none              none              1-10,000
 Growth
---------------------------------------------------------------------------------------------------------
 All John Hancock              Over 100,000       Over 100,000      Over 100,000      10,001-30,000
 funds overseen
---------------------------------------------------------------------------------------------------------

Trustee Holding Dollar Range Overseen by

TRUSTEES NOT STANDING FOR ELECTION(1)

Panel A                     Aronowitz*      Cosgrove**      Farrell*       Glavin*        Pratt*
---------------------------------------------------------------------------------------------------------
Biotechnology               none            none            1-10,000       none           none
---------------------------------------------------------------------------------------------------------
Bond                        1-10,000        10,001-50,000   1-10,000       1-10,000       1-10,000
---------------------------------------------------------------------------------------------------------
Classic Value               none            none            10,001-        10,001-        none
                                                            50,000         50,000
---------------------------------------------------------------------------------------------------------
Core Equity                 1-10,000        1-10,000        1-10,000       none           10,001-
                                                                                          50,000
---------------------------------------------------------------------------------------------------------
Financial Industries        1-10,000        none            1-10,000       none           10,001-
                                                                                          50,000
---------------------------------------------------------------------------------------------------------
Growth Trends               none            none            none           none           1-10,000
---------------------------------------------------------------------------------------------------------
Health Sciences             10,001-50,000   1-10,000        1-10,000       none           none
---------------------------------------------------------------------------------------------------------
High Income                 none            none            none           none           none
---------------------------------------------------------------------------------------------------------
International               1-10,000        1-10,000        50,001-        none           1-10,000
                                                            100,000
---------------------------------------------------------------------------------------------------------
Large Cap Growth            1-10,000        1-10,000        1-10,000       none           10,001-
                                                                                          50,000
---------------------------------------------------------------------------------------------------------
Large Cap Select            none            none            none           none           none
---------------------------------------------------------------------------------------------------------
Massachusetts Tax-Free(2)   1-10,000        1-10,000        1-10,000       none           Over
                                                                                          100,000
---------------------------------------------------------------------------------------------------------
Mid Cap Growth              1-10,000        1-10,000        1-10,000       50,001-        10,001-
                                                                           100,000        50,000
---------------------------------------------------------------------------------------------------------
New York Tax-Free(2)        none            none            none           none           none
---------------------------------------------------------------------------------------------------------
Regional Bank               1-10,000        50,001-         1-10,000       Over 100,000   Over
                                            100,000                                       100,000
---------------------------------------------------------------------------------------------------------
Small Cap Equity            1-10,000        10,001-50,000   1-10,000       Over 100,000   1-10,000
---------------------------------------------------------------------------------------------------------
Strategic Income            1-10,000        1-10,000        10,001-        none           10,001-
                                                            50,000                        50,000
---------------------------------------------------------------------------------------------------------
U.S. Global                 10,001-50,000   none            10,001-        10,001-        10,001-
Leaders Growth                                              50,000         50,000         50,000
---------------------------------------------------------------------------------------------------------
All John Hancock            Over 100,000    Over 100,000    Over 100,000   Over 100,000   Over
funds overseen                                                                            100,000
---------------------------------------------------------------------------------------------------------

Trustee Holding Dollar Range Overseen by

TRUSTEES NOT STANDING FOR ELECTION(1)


Panel B                                      Smith**            Toolan*
--------------------------------------------------------------------------------
 Balanced                                    10,001-50,000      1-10,000
--------------------------------------------------------------------------------
 California Tax-Free(2)                      none               none
--------------------------------------------------------------------------------
 Focused Equity                              1-10,000           none
--------------------------------------------------------------------------------
 Government Income                           1-10,000           none
--------------------------------------------------------------------------------
 High Yield                                  10,001-50,000      none
--------------------------------------------------------------------------------
 High Yield Municipal                        10,001-50,000      none
--------------------------------------------------------------------------------
 Independence Diversified Core Equity(3)     none               none
--------------------------------------------------------------------------------
 Investment Grade Bond                       10,001-50,000      none
--------------------------------------------------------------------------------
 Large Cap Equity                            10,001-50,000      50,001-100,000
--------------------------------------------------------------------------------
 Mid Cap Equity(3)                           none               none
--------------------------------------------------------------------------------
 Multi Cap Growth                            1-10,000           none
--------------------------------------------------------------------------------
 Money Market                                10,001-50,000      none
--------------------------------------------------------------------------------
 Real Estate                                 1-10,000           none
--------------------------------------------------------------------------------
 Small Cap Growth                            10,001-50,000      Over 100,000
--------------------------------------------------------------------------------
 Sovereign Investors                         50,001-100,000     Over 100,000
--------------------------------------------------------------------------------
 Tax-Free Bond                               10,001-50,000      none
--------------------------------------------------------------------------------
 Technology                                  10,001-50,000      10,001-50,000
--------------------------------------------------------------------------------
 U.S. Government Cash Reserve                none               none
--------------------------------------------------------------------------------
 All John Hancock funds overseen             Over $100,000      Over $100,000
--------------------------------------------------------------------------------

* Messrs. Aronowitz, Farrell, Glavin, Pratt and Toolan are retiring on December 31, 2004.
** Messrs. Cosgrove and Smith are retiring on March 31, 2005 and June 30, 2005, respectively.
(1) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Remuneration of Officers and Trustees". The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the holdings indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.
(2) The Massachusetts, New York and California Tax-Free Funds may only be purchased by residents of the respective states.
(3)  Individuals are not permitted to purchase these funds.

Remuneration of Officers and Trustees
The following table provides information about the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each fund's most recently completed fiscal year. Any non-independent Trustees, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

The aggregate annual compensation figures in the table below include any compensation deferred at the election of the Trustee. The funds do not provide pension or retirement benefits to the Trustees.

Aggregate Compensation of the Independent Trustees

                           Fiscal
                            Year
Panel A                     End     Aronowitz*    Chapman+    Cosgrove+**   Farrell*  Glavin+*
----------------------------------------------------------------------------------------------
 Biotechnology              Oct      $    77      $    87      $    87    $    87    $    81
----------------------------------------------------------------------------------------------
 Bond                       May        9,657       10,512       12,091     10,721     10,105
----------------------------------------------------------------------------------------------
 Classic Value              Dec          366          422          431        430        382
----------------------------------------------------------------------------------------------
 Core Equity                Dec        3,501        3,818        3,839      3,827      3,594
----------------------------------------------------------------------------------------------
 Financial Industries       Oct       10,397       11,454       11,412     11,376     10,788
----------------------------------------------------------------------------------------------
 Growth Trends              Oct        1,538        1,697        1,692      1,687      1,597
----------------------------------------------------------------------------------------------
 Health Sciences            Oct        2,076        2,298        2,290      2,282      1,880
----------------------------------------------------------------------------------------------
 High Income                May          221          239          275        244        231
----------------------------------------------------------------------------------------------
 International              Oct          143          174          185        184        158
----------------------------------------------------------------------------------------------
 Large Cap Growth           Oct        1,415        1,564        1,559      1,554      1,470
----------------------------------------------------------------------------------------------
 Large Cap Select           Dec           43           51           51         51         43
----------------------------------------------------------------------------------------------
 Massachusetts Tax-Free     Aug          713          746          840        732        715
----------------------------------------------------------------------------------------------
 Mid Cap Growth             Oct        1,033        1,142        1,140      1,136       1073
----------------------------------------------------------------------------------------------
 New York Tax-Free          Aug          520          543          612        534        521
----------------------------------------------------------------------------------------------
 Regional Bank              Oct       18,129       19,997       19,923     19,860     18,812
----------------------------------------------------------------------------------------------
 Small Cap Equity           Oct        3,287        3,625        3,615      3,603      3,412
----------------------------------------------------------------------------------------------
 Strategic Income           May       10,748       11,662       13,397     11,857     11,225
----------------------------------------------------------------------------------------------
 U.S. Global                Dec        3,317        3,690        3,740      3,730      3,437
 Leaders Growth
----------------------------------------------------------------------------------------------
 Total Compensation                  $72,250      $79,000      $79,500    $79,250    $74,250
 from all Funds in
 John Hancock Fund
 Complex to Trustees(2)
----------------------------------------------------------------------------------------------

Aggregate Compensation of the Independent Trustees

                           Fiscal
                            Year
Panel A                     End    Ladner(1)      Moore+   Peterson      Pratt*      Total
------------------------------------------------------------------------------------------
 Biotechnology              Oct        --        $    63    $    59     $    83   $    629
------------------------------------------------------------------------------------------
 Bond                       May        --          6,904      6,599      10,405     76,994
------------------------------------------------------------------------------------------
 Classic Value              Dec        --            245        268         398      2,942
------------------------------------------------------------------------------------------
 Core Equity                Dec        --          2,664      2,619       3,700     27,574
------------------------------------------------------------------------------------------
 Financial Industries       Oct        --          8,389      7,961      10,988     83,405
------------------------------------------------------------------------------------------
 Growth Trends              Oct        --          1,242      1,177       1,628     12,350
------------------------------------------------------------------------------------------
 Health Sciences            Oct        --          1,680      1,590       2,201     16,428
------------------------------------------------------------------------------------------
 High Income                May        --            157        151         237      1,755
------------------------------------------------------------------------------------------
 International              Oct        --            126        107         171      1,253
------------------------------------------------------------------------------------------
 Large Cap Growth           Oct        --          1,144      1,083       1,499     11,376
------------------------------------------------------------------------------------------
 Large Cap Select           Dec        --             21         31          43        334
------------------------------------------------------------------------------------------
 Massachusetts Tax-Free     Aug        --            486        479         717      5,428
------------------------------------------------------------------------------------------
 Mid Cap Growth             Oct        --            785        790       1,096      8,256
------------------------------------------------------------------------------------------
 New York Tax-Free          Aug        --            354        350         523      3,957
------------------------------------------------------------------------------------------
 Regional Bank              Oct        --         14,633     13,873      19,174    145,490
------------------------------------------------------------------------------------------
 Small Cap Equity           Oct        --          2,654      2,515       3,478     26,388
------------------------------------------------------------------------------------------
 Strategic Income           May        --          7,656      7,337      11,256     85,138
------------------------------------------------------------------------------------------
 U.S. Global                Dec        --          2,475      2,365       3,567     26,331
 Leaders Growth
------------------------------------------------------------------------------------------
 Total Compensation                    --        $74,000    $72,750     $76,500   $607,500
 from all Funds in
 John Hancock Fund
 Complex to Trustees(2)
------------------------------------------------------------------------------------------

Aggregate Compensation of the Independent Trustees

                               Fiscal
                                Year
Panel B                         End       Carlin      Cunningham+       Dion+        Ladner
-------------------------------------------------------------------------------------------
 Balanced                       Dec      $   399       $   388       $   407        $   410
-------------------------------------------------------------------------------------------
 California Tax-Free            Aug        2,441         2,485         2,490          2,866
-------------------------------------------------------------------------------------------
 Focused Equity                 Oct           87            85            44             87
-------------------------------------------------------------------------------------------
 Government Income              May        4,124         4,022         4,120          4,665
-------------------------------------------------------------------------------------------
 High Yield                     May        7,745         7,631         7,767          8,849
-------------------------------------------------------------------------------------------
 High Yield Municipal           Aug          745           759           760            871
-------------------------------------------------------------------------------------------
 Independence Diversified       Feb          433           420           434            493
 Core Equity
-------------------------------------------------------------------------------------------
 Investment Grade Bond          May        1,460         1,426         1,460          1,654
-------------------------------------------------------------------------------------------
 Large Cap Equity               Dec        5,271         5,142         5,327          5,341
-------------------------------------------------------------------------------------------
 Mid Cap Equity                 Oct            1             1             1              1
-------------------------------------------------------------------------------------------
 Multi Cap Growth               Oct           31            30            31             31
-------------------------------------------------------------------------------------------
 Money Market                   Mar        2,374         2,317         2,390          2,700
-------------------------------------------------------------------------------------------
 Real Estate                    Oct          329           320           330            326
-------------------------------------------------------------------------------------------
 Small Cap Growth               Oct        6,182         6,026         6,195          6,123
-------------------------------------------------------------------------------------------
 Sovereign Investors            Dec        9,653         9,411         9,760          9,787
-------------------------------------------------------------------------------------------
 Tax-Free Bond                  Aug        3,645         3,712         4,238          4,279
-------------------------------------------------------------------------------------------
 Technology                     Oct        3,047         2,961         3,053          3,026
-------------------------------------------------------------------------------------------
 U.S. Government                Mar          404           395           406            459
-------------------------------------------------------------------------------------------
 Cash Reserve
 Total Compensation                      $76,250       $74,250       $77,250        $78,000
 from all Funds in
 John Hancock Fund
 Complex to Trustees(2)
-------------------------------------------------------------------------------------------

Aggregate Compensation of the Independent Trustees

                               Fiscal
                                Year
Panel B                         End     Pruchansky+       Smith+**     Toolan+*         Total
---------------------------------------------------------------------------------------------
 Balanced                       Dec      $   418         $   405      $   410        $  2,837
---------------------------------------------------------------------------------------------
 California Tax-Free            Aug        2,535           2,441        2,418          17,676
---------------------------------------------------------------------------------------------
 Focused Equity                 Oct           67              58           87             515
---------------------------------------------------------------------------------------------
 Government Income              May        4,290           4,124        4,000          29,345
---------------------------------------------------------------------------------------------
 High Yield                     May        8,023           7,745        7,518          55,278
---------------------------------------------------------------------------------------------
 High Yield Municipal           Aug          774             745          737           5,391
---------------------------------------------------------------------------------------------
 Independence Diversified       Feb          448             443          431           3,102
---------------------------------------------------------------------------------------------
 Core Equity
---------------------------------------------------------------------------------------------
 Investment Grade Bond          May        1,518           1,460        1,417          10,395
---------------------------------------------------------------------------------------------
 Large Cap Equity               Dec        5,456           5,369        5,341          37,247
---------------------------------------------------------------------------------------------
 Mid Cap Equity                 Oct            1               1            1               7
---------------------------------------------------------------------------------------------
 Multi Cap Growth               Oct           31              32           31             217
---------------------------------------------------------------------------------------------
 Money Market                   Mar        2,486           2,444        2,416          17,127
---------------------------------------------------------------------------------------------
 Real Estate                    Oct          334             338          326           2,303
---------------------------------------------------------------------------------------------
 Small Cap Growth               Oct        6,279           6,362        6,123          43,290
---------------------------------------------------------------------------------------------
 Sovereign Investors            Dec       10,002           9,834        9,787          68,234
---------------------------------------------------------------------------------------------
 Tax-Free Bond                  Aug        3,786           3,645        3,610          26,915
---------------------------------------------------------------------------------------------
 Technology                     Oct        3,112           3,128        3,026          21,353
---------------------------------------------------------------------------------------------
 U.S. Government                Mar          423             415          411           2,913
 Cash Reserve
---------------------------------------------------------------------------------------------
 Total Compensation                      $79,250         $77,750      $78,250        $541,000
 from all Funds in
 John Hancock Fund
 Complex to Trustees(2)
---------------------------------------------------------------------------------------------

(1)  Mr. Ladner became a Panel A Trustee on June 16, 2004.
(2) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2003. Mr. Chapman was Trustee of 20 funds, Messrs. Carlin, Cunningham, Dion, Ladner and Pruchansky were Trustees of 29 funds. Mr. Moore and Ms. McGill Peterson were Trustees of 30 funds in the John Hancock fund complex.
* Messrs. Aronowitz, Farrell, Glavin, Pratt and Toolan are retiring on December 31, 2004.
** Messrs. Cosgrove and Smith are retiring on March 31, 2005 and June 30, 2005, respectively.
+ As of December 31, 2003, if the following Trustees were deemed to own the shares used in computing the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex, that value would be: for Mr. Chapman $63,573, for Mr. Cosgrove $210,257 (retiring), for Mr. Cunningham $563,218, for Mr. Dion $193,220, for Mr. Glavin $306,646 (retiring), for Mr. Moore $248,464, for Mr. Pruchansky $150,981, for Mr. Smith $276,224 (retiring) and for Mr. Toolan $633,254 (retiring), under the John Hancock Deferred Compensation Plan for Independent Trustees ("the Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.

Material Relationships of the Independent Trustees
As of December 31, 2003, none of the Independent Trustees, nor any immediate family member, owned shares of John Hancock Advisers, LLC (the "Adviser") or a principal underwriter of the funds, nor did any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the funds.

There have been no transactions by the funds since the beginning of the funds' last two fiscal years, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any Trustee of the funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the funds in an amount in excess of $60,000 at any time since that date.

No Independent Trustee, nor any immediate family member has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, a principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the funds. Moreover, no Independent Trustee or immediate family member has, or has had in the last two fiscal years of the funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the funds, an officer of the funds, any investment company sharing the same investment adviser or principal underwriter as the funds or any officer of such a company, any investment adviser or principal underwriter of the funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the funds, or any officer of such a person.

Within the last two completed fiscal years of the funds, no officer of any investment adviser or principal underwriter of the funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, has served as a director on a board of a company where any of the Independent Trustees or nominees of the funds, or immediate family members of such persons, has served as an officer.

Legal Proceedings
There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the funds or any of its affiliated persons or has a material interest adverse to the funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the funds within the past five years.

VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund regardless of class is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the meeting. In order for a quorum to exist, a majority of the shares outstanding and entitled to vote must be present, in person or by proxy, as determined in accordance with the table below. Approval of each Nominee requires the affirmative vote of a plurality of the shares of your Trust outstanding and entitled to vote. For this purpose, a plurality of the outstanding shares of your Trust means that, provided a quorum exists, the nine Nominees up for election that receive the greatest number of votes will be elected as Trustees regardless of the number of votes cast.

Proposal 1 is considered a "routine matter" on which brokers holding shares in street name may vote without instruction.

Shares                    Quorum (Shares Present)         Voting
------------------------------------------------------------------------------------
 In General               All shares "present" in         In person. Shares present
                          person or by proxy are          in person will be voted in
                          counted toward a quorum         person at the meeting.
                                                          By proxy. Shares present
                                                          by proxy will be voted by
                                                          proxy in accordance with
                                                          instructions on the proxy
                                                          card.
------------------------------------------------------------------------------------
 Broker Non-Vote          Considered "present" at the     Broker non-votes do not
 (where the               meeting for purposes of         count as a vote "for".
 underlying holder        quorum
 has not voted and
 the broker does not
 have discretionary
 authority to vote the
 shares)
------------------------------------------------------------------------------------
 Proxy Without            Considered "present" at the     Voted "for" each proposal
 Voting Instruction       meeting for purposes of         without voting
 (other than a Broker     quorum                          instructions.
 Non-Vote)
------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this proxy.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your fund; by personnel of the Adviser, and your fund's transfer agent, John Hancock Signature Services, Inc. ("JHSS"); or by broker-dealer firms. JHSS, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the funds at a cost of approximately $3,500, per fund, which will be paid by the funds.

Revoking Proxies
A fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND VOTING REQUIREMENTS
On the record date, the following number of shares of beneficial interest of each fund were outstanding:


Funds                        Class A        Class B        Class C        Class I      Class R
----------------------------------------------------------------------------------------------
 Balanced                  7,515,998      2,398,164        414,519       586,325          --
----------------------------------------------------------------------------------------------
 Biotechnology             1,069,414      1,165,198        492,999            --          --
----------------------------------------------------------------------------------------------
 Bond                     68,160,515     10,112,893      2,025,808       302,754       6,829
----------------------------------------------------------------------------------------------
 California Tax-Free      28,195,410      3,880,520        653,582            --          --
----------------------------------------------------------------------------------------------
 Classic Value            35,792,298      6,963,374     13,608,113     5,878,822      54,975
----------------------------------------------------------------------------------------------
 Core Equity               7,236,128      8,501,172        811,843        58,500          --
----------------------------------------------------------------------------------------------
 Financial Industries     17,460,835     46,060,569      1,763,692           615          --
----------------------------------------------------------------------------------------------
 Focused Equity              958,575        862,097        303,981            --          --
----------------------------------------------------------------------------------------------
 Government Income        48,022,100      6,219,792        788,756            --          --
----------------------------------------------------------------------------------------------
 Growth Trends            10,449,754     16,135,496      5,842,727            --          --
----------------------------------------------------------------------------------------------
 Health Sciences           2,939,109      3,517,627        347,961            --          --
----------------------------------------------------------------------------------------------
 High Income               1,615,159        980,429        424,831        10,000          --
----------------------------------------------------------------------------------------------
 High Yield               72,650,334     91,278,852     27,277,934            --          --
----------------------------------------------------------------------------------------------
 High Yield                8,291,156      3,747,747        953,365            --          --
 Municipal
----------------------------------------------------------------------------------------------
 Independence                     --             --             --     4,171,731          --
 Diversified Core
 Equity
----------------------------------------------------------------------------------------------
 International             9,544,439      4,283,394        598,914       184,586          --
----------------------------------------------------------------------------------------------
 Investment Grade         14,172,706      3,024,032        933,960           104          --
 Bond
----------------------------------------------------------------------------------------------
 Large Cap Equity         22,717,540     15,252,865      1,982,802           722          --
----------------------------------------------------------------------------------------------
 Large Cap Growth         14,394,488      4,537,643        375,326            --          --
----------------------------------------------------------------------------------------------
 Large Cap Select          3,479,087        317,241        153,216       170,369       6,859
----------------------------------------------------------------------------------------------
 Massachusetts             5,582,590      1,776,553        614,470            --          --
 Tax-Free
----------------------------------------------------------------------------------------------
 Mid Cap Equity              170,000         10,000         10,000        10,000          --
----------------------------------------------------------------------------------------------
 Mid Cap Growth           11,876,158      4,785,393        398,490       298,237          --
----------------------------------------------------------------------------------------------

Funds                       Class A         Class B        Class C        Class I      Class R
----------------------------------------------------------------------------------------------
 Money Market           212,898,183      88,334,638     14,712,413             --         --
----------------------------------------------------------------------------------------------
 Multi Cap Growth           592,383         458,263        256,460             --         --
----------------------------------------------------------------------------------------------
 New York Tax-Free        3,494,906       1,578,606        379,934             --         --
----------------------------------------------------------------------------------------------
 Real Estate              1,466,461       1,473,226        823,988             --         --
----------------------------------------------------------------------------------------------
 Regional Bank           33,748,091      21,507,413      1,145,005             --         --
----------------------------------------------------------------------------------------------
 Small Cap Equity        12,576,331      10,592,795      3,854,803      1,178,636     11,181
----------------------------------------------------------------------------------------------
 Small Cap Growth        55,006,720      22,031,262      2,340,933     10,334,123         --
----------------------------------------------------------------------------------------------
 Sovereign Investors     49,690,990      13,369,893      1,461,707        152,812      6,202
----------------------------------------------------------------------------------------------
 Strategic Income        97,494,719      74,469,100     40,130,909        224,210     21,679
----------------------------------------------------------------------------------------------
 Tax-Free Bond           47,938,905       3,766,526        758,362             --         --
----------------------------------------------------------------------------------------------
 Technology              70,135,925      50,371,545      6,270,911          2,571         --
----------------------------------------------------------------------------------------------
 U.S. Global             19,573,172       7,325,716      8,115,417        312,997     59,024
 Leaders Growth
----------------------------------------------------------------------------------------------
 U.S. Government         54,243,582              --             --             --         --
 Cash Reserve
----------------------------------------------------------------------------------------------

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Trust that are entitled to vote will be considered a quorum for the transaction of business.

Other Business
The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If, by the time scheduled for the meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the original meeting (in which case the board of trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, your fund(s) may also arrange to have votes recorded by telephone by officers and employees of your fund(s) or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

Alternatively, a shareholder may call the funds' Voice Response Unit to vote;

o  Read the proxy statement and have your proxy card at hand.

o  Call the toll-free number located on your proxy card.

o  Enter the 12- or 14-digit "control number" found on your proxy card.

o  Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail with a toll-free number to call if the voting information contained in the confirmation is incorrect.

If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

o  Read the proxy statement and have your proxy card at hand.

o  Go to the Web site www.jhfunds.com.

o  Enter the 12- or 14-digit "control number" found on your proxy card.

o Follow the recorded instructions. Please call us at 1-800-225-5291 if you have any problems.

o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

SHAREHOLDER'S PROPOSALS
Your fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

AVAILABLE INFORMATION
Your fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by your fund can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., Northeast Regional Office, The Woolworth Building, 233 Broadway, New York, New York 10279 and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

OWNERSHIP OF SHARES IN THE FUND
To the knowledge of the funds, as of September 16, 2004, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B, Class C, Class I or Class R shares of the funds.

Balanced                             Class A     Class B     Class C     Class I     Class R
--------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit             --        5.08%         --          --         --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive E 2nd Fl
Jacksonville FL

Citigroup Global Markets Inc.           --          --       12.79%         --         --
ATTN: Cindy Tempesta
333 West 34th Street
New York NY

C/O R G Leather Company Inc.            --          --        7.28%         --         --
First Clearing LLC
Lucy Bou
46-55 Metropolitan Avenue
Ridgewood NY

MCB Trust Services Custodian FBO        --          --          --       25.51%        --
ACP-ASIM A
700 17th St STE 150
Denver CO

MCB Trust Services Custodian FBO        --          --          --       24.19%        --
Cape Ann Local Lodge #2654
401K Plan
700 17th St STE 150
Denver CO

MCB Trust Services Custodian FBO        --          --          --       18.76%        --
Derlan Precision Gear
Vol Savings
700 17th St STE 150
Denver CO

MCB Trust Services Custodian FBO        --          --          --       13.05%        --
Manistique Papers Inc. 401k
700 17th St STE 150
Denver CO

MCB Trust Services Custodian FBO        --          --          --        8.88%        --
One Color Comm 401k
700 17th St STE 150
Denver CO

MCB Trust Services Custodian FBO        --          --          --        8.44%        --
ACP-ASIM B
700 17th St STE 150
Denver CO

Biotechnology                         Class A   Class B   Class C     Class I     Class R
-----------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit             --       9.18%     8.20%         --          --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

Bond
-----------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit             --      20.02%    26.78%         --          --
of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

MCB Trust Services                      --         --        --       43.16%         --
Custodian FBO
The Investment Incentive Plan
700 17th St Ste 150
Denver CO

MCB Trust Services Custodian FBO        --         --        --       16.66%         --
Arden Group 401k Retirement
Savings Plan
700 17th St Ste 150
Denver CO

MCB Trust Services Custodian FBO        --         --        --       13.10%         --
Manistique Papers Inc 401k
700 17th St Ste 150
Denver CO

MCB Trust Services Custodian FBO        --         --        --        7.74%         --
ACP-ASIM A
700 17th St Ste 150
Denver CO

Investors Bank and Trust Co. Cust       --         --        --        6.37%         --
ICMA FBO Option Account
Country Sanitation District No 2
of La Country Dep Comp
777 N Capitol St NE Ste 600
Washington DC

John Hancock Advisers LLC               --         --        --          --       98.08%
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

California Tax-Free                   Class A     Class B     Class C   Class I  Class R
----------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit            5.88%       19.96%      50.92%      --        --
of Its Customers
Attn: Fund Administration
4800 Deerlake Drive East 2nd Floor
Jacksonville FL

Citigroup Global Markets Inc.          5.67%        7.38%       8.83%      --        --
333 West 34th Street
New York NY

A G Edwards & Sons Inc.                6.31%          --          --       --        --
Ethel R. Wells
1 North Jefferson Ave
Saint Louis MO

Classic Value
-----------------------------------------------------------------------------------------
MLPF&S for the Sole Benefit           11.33%       16.10%      23.42%      --     37.06%
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

Charles Schwab & Co Inc.               5.17%          --          --     8.03%       --
Mutual Funds Dept
101 Montgomery St
San Francisco CA
Pershing LLC                             --           --          --     5.77%    10.94%
P.O. Box 2052
Jersey City NJ

Citigroup Global Markets Inc.            --        10.39%      13.54%      --        --
333 W 34th Street
New York NY
Twin City Floor Covering                 --           --          --     5.86%       --
Pension Fund
7645 Metro Blvd
Edina MN

Community FDTN of St Joseph County       --           --          --     5.60%       --
Rose Meissner TTEE
Anita Echevarria TTEE
P.O. Box 837
South Bend IN

Diocese of Metuchen                      --           --          --     5.27%       --
146 Metlars Ln
Piscataway NJ

Classic Value                           Class A     Class B     Class C     Class I     Class R
-----------------------------------------------------------------------------------------------
BISYS Retirement Services FBO              --         --          --          --         10.34%
McNamee Hose A Et Al Retirement Plan
700 17th St Ste 150
Denver CO

MCB Trust Services Custodian FBO           --         --          --          --          5.23%
American Claim Services Inc.
700 17th St Ste 150
Denver CO

John Hancock Advisers LLC                  --         --          --          --         10.58%
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

Core Equity
-----------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit                --       9.80%      13.57%         --            --
of its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville FL

Independence Investment Associates         --         --          --       73.94%           --
53 State Street
Boston MA

MCB Trust Services Custodian FBO           --         --          --       13.36%           --
Manistique Papers Inc. 401k
700 17th St Ste 150
Denver Co

Financial Industries
-----------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.            5.31%      7.72%      11.60%         --            --
333 West 34th Street
New York NY

MLPF&S For The Sole Benefit              9.30%     23.33%      20.31%         --            --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

John Hancock Advisers LLC                  --         --          --       100.0%           --
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

Focused Equity
-----------------------------------------------------------------------------------------------
MLPF&S For the Sole Benefit             11.52%        --       12.65%         --            --
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

Focused Equity                  Class A     Class B     Class C     Class I     Class R
---------------------------------------------------------------------------------------
Paul Spivak                        --         --       5.41%        --            --
120 Grienbrier Dr
Carnegie PA

John Hancock Advisers LLC       10.22%        --         --         --            --
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

Government Income
---------------------------------------------------------------------------------------
MLPF&S For the Sole Benefit        --      17.07%      5.99%        --             --
of Its Customers
Attn: Fund Administration 974U0
4800 Deerlake Drive East 2nd Fl
Jacksonville FL

Citigroup Global Markets Inc.      --         --      14.77%        --             --
333 West 34th Street
New York NY

Growth Trends
---------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit      5.95%     23.49%     21.88%        --             --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

Health Sciences
---------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit        --       7.51%     13.17%        --             --
of Its Customers
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL

Citigroup Global Markets Inc.      --       5.77%      6.63%        --             --
333 West 34th Street
New York NY

High Income                             Class A     Class B     Class C     Class I     Class R
-----------------------------------------------------------------------------------------------
John Hancock Advisers LLC               60.06%         --          --        100.0%       --
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

MLPF&S For the Sole Benefit                --        9.00%      18.46%          --        --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

NFSC FEBO                                  --          --        6.10%          --        --
NFS/FMTC IRA
FBO Joyce R Hurley
PO Box 43
Arden NY

High Yield
-----------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit              5.76%      15.02%      18.72%          --        --
of Its Customers
Attn: Fund Administration
4800 Deerlake Drive East 2nd Floor
Jacksonville FL

Citigroup Global Markets Inc.              --        7.81%      10.48%          --        --
333 West 34th Street
New York NY

High Yield Municipal
-----------------------------------------------------------------------------------------------
MLPF&S For the Sole Benefit             10.76%      16.82%         --           --        --
of Its Customers
4800 Deerlake Drive East 2nd Floor
Jacksonville FL
Citigroup Global Markets Inc.            5.28%      12.16%         --           --        --
333 West 34th Street
New York NY

Legg Mason Wood Walker Inc.                --          --       13.50%          --        --
For Exclusive Benefit of Customers
PO Box 1476
Baltimore MD

Independence Diversified
Core Equity
-----------------------------------------------------------------------------------------------
Peter Kamin                                --          --          --        27.25%      --
Knowles Electronics Inc.
Pension Trust
1151 Maplewood Drive
Itasca IL

Independence Diversified
Core Equity                          Class A     Class B     Class C     Class I     Class R
--------------------------------------------------------------------------------------------
MCB Trust Services Custodian           --          --         --         13.90%        --
Derlan Precision Gear
Vol Savings
700 17th St Ste 150
Denver CO

MCB Trust Services Custodian FBO       --          --         --         11.82%        --
The Investment Incentive Plan
700 17th St Ste 150
Denver CO

MCB Trust Services Custodian FBO       --          --         --          9.08%        --
Cape Ann Local Lodge #2654
401K Plan
700 17th St Ste 150
Denver CO

Gaylord Brothers                       --          --         --          8.33%        --
c/o GIS Information Systems Inc.
Attn: James Rowley
PO Box 4903
Syracuse NY

MCB Trust Services Custodian FBO       --          --         --          8.48%        --
ACP-ASIM A
700 17th St Ste 150
Denver CO

MCB Trust Services Custodian FBO       --          --         --          6.57%        --
Manistique Papers Inc. 401K
700 17th St Ste 150
Denver CO

International
--------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit            --        9.11%        --            --         --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive E 2nd Fl
Jacksonville FL

MCB Trust Services Custodian FBO       --          --       7.46%           --         --
Merchants & Manufacturers
Bancorp Retirement Plan
700 17th St Suite 150
Denver CO

MCB Trust Services Custodian FBO       --          --         --         71.54%        --
The Investment Incentive Plan
700 17th St Suite 150
Denver CO

International                         Class A     Class B     Class C     Class I     Class R
---------------------------------------------------------------------------------------------
MCB Trust Services Custodian FBO        --           --           --       15.26%        --
One Color Comm 401K
Retirement Plan
700 17th St Suite 150
Denver CO

MCB Trust Services Custodian            --           --           --        8.80%        --
FBO Manistique Papers Inc. 401K
700 17th St Suite 150
Denver CO

Investment Grade Bond
---------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit             --        29.49%       24.54%         --         --
of Its Customers
Attn: Fund Administration
4800 Deerlake Drive East 2nd Floor

Jacksonville FL
Citigroup Global Markets Inc.           --           --        14.67%         --         --
333 West 34th Street
New York NY

Large Cap Equity
---------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit             --         8.98%        8.25%         --         --
of its Customers
Attn: Fund Administration
4800 Deerlake Drive East 2nd Fl
Jacksonville FL

Citigroup Global Markets Inc.           --           --         6.78%         --         --
333 West 34th Street
New York NY 10001

John Hancock Advisers LLC               --           --           --       100.0%        --
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

Large Cap Growth
---------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit             --         6.73%          --          --         --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

Citigroup Global Markets Inc.           --           --         6.55%         --         --
333 West 34th Street
New York NY

Large Cap Select                        Class A     Class B     Class C     Class I     Class R
-----------------------------------------------------------------------------------------------
Richard A. Horowitz                       --           --        8.77%         --          --
5 Fir Dr
Kings Point NY

MLPF&S For the Sole Benefit               --        12.90%       9.54%         --          --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl

Jacksonville FL
Citigroup Global Markets Inc.             --         7.26%       5.09%         --          --
333 West 34th Street
New York NY

Diversified Invest Advrs Coll Trust       --           --          --       100.0%         --
4 Manhattanville Road
Purchase NY

John Hancock Advisers LLC                 --           --          --          --       85.26%
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

MCB Trust Services Custodian              --           --          --          --        6.15%
Inkstone Printing Company Inc.
700 17th St Suite 150
Denver CO

MCB Trust Services CUST FBO               --           --          --          --        5.24%
Robinson Financial 401k Plan
700 17th St STE 300
Denver CO

Massachusetts Tax-Free
-----------------------------------------------------------------------------------------------
Prudential Securities, Inc.             5.12%          --          --          --          --
Special Custody Account For
Exclusive Benefit of Customers
Attn: Surpas Omnibus Dep
1 New York Plaza
New York NY

MLPF&S For The                            --        13.65%      20.59%         --          --
Sole Benefit of Its Customers
Attn: Fund Administration 97M77
4800 Deerlake Drive East 2nd Floor
Jacksonville FL

Pershing LLC                              --           --        7.28%         --          --
PO Box 2052
Jersey City NJ

William A. Murby Sr                       --           --        5.07%         --          --
Louise M. Murby Jt. Wros.
140 Broadway
Raynham MA

Mid Cap Equity                         Class A     Class B     Class C     Class I     Class R
-----------------------------------------------------------------------------------------------
John Hancock Advisers LLC              100.0%      100.0%      100.0%      100.0%        --
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

Mid Cap Growth
-----------------------------------------------------------------------------------------------
MCB Trust Services Custodian FBO          --          --          --       87.23%        --
The Investment Incentive Plan
700 17th St Suite 150
Denver CO

MCB Trust Services Custodian FBO          --          --          --        7.61%        --
One Color Comm 401K
Retirement Plan
700 17th St Ste 150
Denver CO

Citigroup Global Markets, Inc.            --          --        5.90%         --         --
333 West 34th Street
New York NY

Money Market
-----------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.             --          --       10.99%         --         --
333 West 34th Street 7th Floor
New York NY

Multi Cap Growth
-----------------------------------------------------------------------------------------------
John Hancock Advisers, LLC             33.09%         --          --          --         --
Attn. Kelly A. Conway
101 Huntington Avenue
Boston MA

MCB Trust Services Custodian FBO       10.18%         --          --          --         --
The Investment Incentive Plan
700 17th St Suite 150
Denver CO

MLPF&S For The Sole Benefit               --        9.23%         --          --         --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive E 2nd Fl
Jacksonville FL

New York Tax-Free
-----------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit               --       16.65%         --          --         --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive E 2nd Fl
Jacksonville FL

New York Tax-Free                     Class A     Class B     Class C     Class I     Class R
---------------------------------------------------------------------------------------------
Legg Mason Wood Walker Inc                --         --       23.80%        --          --
For Exclusive Benefit of Customers
P.O. Box 1476
Baltimore MD

UBS Financial Services Inc. FBO           --         --        9.89%        --          --
Janet Schwartz Feldman
5 Cherry Lane
Kings Point NY

US Clearing Corp                          --         --        6.13%        --          --
FBO 120-12596-19
26 Broadway
New York NY

Citigroup Global Markets Inc.             --       6.54%       7.11%        --          --
333 West 34th Street
New York NY

Real Estate
---------------------------------------------------------------------------------------------
NFSC FEBO                               6.78%         --         --         --          --
Premiere Select Retirement Plan
NFSC/FMTC TTEE
24610 Detroit Road
Teal Place Suite 2000
Cleveland OH

MLP&F For the Sole Benefit                --       11.92%        --         --          --
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

Regional Bank
---------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit            12.81%      17.28%     21.86%        --          --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive E 2nd Fl
Jacksonville FL

Citigroup Global Markets Inc.           6.52%       7.58%      9.36%        --          --
333 West 34th Street
New York NY

Legg Mason Wood Walker Inc                --          --       7.97%        --          --
For Exclusive Benefit of Customers
P.O. Box 1476
Baltimore MD

Small Cap Equity                       Class A     Class B     Class C     Class I     Class R
----------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit            11.05%      13.84%      14.71%         --          --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive E 2nd Fl
Jacksonville FL

Citigroup Global Markets, Inc.            --        5.51%      13.79%         --          --
333 West 34th Street
New York NY

NFSC FEBO                                 --          --          --       79.09%         --
FIIOC Agent FBO
Qualified Employee Plans 401K
FINOPS-IC Funds
100 Magellan Way #KW1C
Covington KY

MCB Trust Services Custodian FBO          --          --          --       17.07%         --
The Investment Incentive Plan
700 17th St STE 150
Denver CO

John Hancock Advisers LLC                 --          --          --          --       66.20%
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

MCB Trust Services Custodian FBO          --          --          --          --        9.95%
Inkstone Printing Company Inc.
700 17th St Suite 150
Denver CO

MCB Trust Services Custodian FBO          --          --          --          --        7.72%
Rock and Associates
700 17th St STE 150
Denver CO

MCB Trust Services Custodian FBO          --          --          --          --        6.18%
Retirement Plan Solutions
700 17th St STE 150
Denver CO

Small Cap Growth
----------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit             14.55%     21.00%      43.66%         --          --
of its Customers
Attn: Fund Administration
4800 Deerlake Drive East 2nd Floor
Jacksonville FL

NFSC FEBO                                  --         --          --       69.02%         --
FIIOC Agent FBO
Qualified Employee Plans 401K
FINOPS-IC Funds
100 Magellan Way #KW1C
Covington KY

Small Cap Growth                       Class A   Class B   Class C     Class I     Class R
------------------------------------------------------------------------------------------
Fidelity Investments Institutional   --        --             --       26.05%         --
Operations Co (FIIOC) -- As Agent
For Certain Employee Benefit Plans
82 Devonshire St
Boston MA

Sovereign Investors
------------------------------------------------------------------------------------------
MCB Trust Services Custodian FBO     --        --             --       91.32%         --
The Investment Incentive Plan
700 17th St Suite 150
Denver CO

Citigroup Global Markets Inc         --        --           6.10%         --          --
333 West 34th Street
New York NY

MLPF&S For The Sole Benefit          --        --           5.36%         --          --
of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

Legg Mason Wood Walker Inc           --        --           5.60%         --          --
For Exclusive Benefit of Customers
P.O. Box 1476
Baltimore MD

John Hancock Advisers LLC            --        --             --          --       96.96%
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

Strategic Income
------------------------------------------------------------------------------------------
MCB Trust Services Custodian FBO     --        --             --       59.91%         --
The Investment Incentive Plan
700 17th St STE 150
Denver CO

Aspen Education Group ISOP Trust     --        --             --       21.25%         --
TTEE Alta Heimbuck
555 SW Oak St #PL6
Portland OR

MLPF&S For The Sole Benefit          --     19.17%         35.85%      11.51%         --
of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

Citigroup Global Markets Inc         --      6.60%          8.29%         --          --
333 West 34th Street
New York NY

Strategic Income                        Class A   Class B   Class C     Class I     Class R
-------------------------------------------------------------------------------------------
John Hancock Advisers LLC                  --        --         --         --       67.54%
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

MCB Trust Services Custodian               --        --         --         --       13.05%
Inkstone Printing Company Inc.
700 17th St Suite 150
Denver CO

MCB Trust Services Custodian               --        --         --         --       11.24%
American Claim Services Inc.
700 17th St Ste 150
Denver CO

Tax-Free Bond
-------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit                --      9.91%     16.60%        --          --
of Its Customers
Attn: Fund Administration
4800 Deerlake Drive East 2nd Floor
Jacksonville FL

Citigroup Global Markets Inc.              --        --       7.57%        --          --
333 West 34th Street
New York NY

Stanley C. Younger                         --        --       7.05%        --          --
Henrietta Younger
4719 Horseshoe Trl
Macungie PA

UBS Financial Services Inc. FBO            --        --       5.67%        --          --
Janet Schwartz Feldman
5 Cherry Lane
Kings Point NY

Technology
-------------------------------------------------------------------------------------------
NFSC FEBO                               10.43%       --         --         --          --
FIIOC Agent FBO
Qualified Employee Plans 401K
FINOPS-IC Funds
100 Magellan Way # KW1C
Covington KY

MLPF&S For The Sole Benefit                --      9.39%     12.52%        --          --
of its Customers
Attn: Fund Administration 974DB0
4800 Deerlake Drive East 2nd Floor
Jacksonville FL

Citigroup Global Markets, Inc.             --      6.56%     13.94%        --          --
333 West 34th Street
New York NY

Technology                              Class A   Class B   Class C     Class I     Class R
-------------------------------------------------------------------------------------------
John Hancock Advisers LLC                   --        --       --       100.0%         --
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

U.S. Global Leaders Growth
-------------------------------------------------------------------------------------------
MLPF&S For the Sole Benefit              13.49%    18.97%   35.20%      12.43%      81.07%
of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

Charles Schwab & Co                       5.68%       --       --          --          --
101 Montgomery Street
San Francisco CA

Citigroup Global Markets Inc                --      7.01%   10.27%         --          --
333 West 34th Street
New York NY

Canal Securities Company                    --        --       --       34.22%         --
One Chemung Canal Plaza
Elmira NY

MCB Trust Services Custodian                --        --       --       26.65%         --
The Investment Incentive Plan
700 17th St Ste 150
Denver CO

Putnam Fiduciary Trust Co. TTEE FBO         --        --       --        7.54%         --
Horizon Savings Investment Plan
One Investors Way
Norwood MA

John Hancock Advisers LLC                   --        --       --          --        7.36%
Attn: Kelly A. Conway
101 Huntington Avenue
Boston MA

U.S. Government Cash Reserve
-------------------------------------------------------------------------------------------
MCB Trust Services Custodian FBO          5.09%       --       --          --          --
Derlan Precision Gear
Vol Savings
700 17th St Suite 150
Denver CO

As of September 16, 2004, the Trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of that fund.

EXHIBIT A

JOHN HANCOCK FUNDS
ADMINISTRATION COMMITTEE CHARTER

A. Composition. The Administration Committee shall be composed of all Trustees who are both "independent" as defined in the rules of the New York Stock Exchange and are not "interested persons" as defined in the Investment Company Act of 1940 of John Hancock Adviser LLC or of the Trust (the "Independent Trustees").

B. Overview. The overall charter of the Administration Committee is: (i) to review and comment on complex-wide matters to facilitate uniformity among the funds; (ii) to select and nominate Independent Trustees to be added to the Board; (iii) to oversee liaison between management and the Independent Trustees; (iv) to review the performance of the Independent Trustees as appropriate; (v) to review matters relating to the Independent Trustees, such as compensation, retirement arrangements, Committee assignments and the like;
(vi) to consider matters of general corporate governance applicable to the Independent Trustees, and (vii) when appropriate, to oversee the assignment of tasks to other Committees.

C.  Nomination of Independent Trustees

    1. Selection of Trustee Nominees. Except where the funds are legally required to provide third parties with the ability to nominate trustees, the Administration Committee shall be responsible for (i) identifying individuals qualified to become Independent Trustees and (ii) recommending to the Board of Trustees the persons to be nominated for election as Independent Trustees at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board by the death, resignation or removal of an Independent Trustee. Persons to serve as Trustees who are not Independent Trustees shall be nominated by the Board.

    2. Criteria for Selecting Trustees. The Administration Committee shall use the criteria and the principles set forth on Annex A, as revised from time to time, to guide its trustee selection process. The Administration Committee shall periodically review the requisite skills and criteria for Independent Trustees as well as the composition of the Board as a whole. The Committee shall adopt, and periodically review and revise as it deems appropriate, procedures regarding trustee candidates recommended by shareholders. The current policy is attached as Annex A.

D. Other Specific Responsibilities. The Administration Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

     1. To consider the allocation of activities among the various Committees and the full Board, to suggest to the Committees the degree of detail in their reports to the full Board, and to establish membership and rotation policies for Committees.

     2. To consider the number of funds under supervision by the Independent Trustees and the ability of the Independent Trustees to discharge successfully their fiduciary duties and to pursue self-education in mutual fund matters.

     3. To propose the amount of compensation to be paid by the funds to the Independent Trustees and to address compensation-related matters, such as expense reimbursement policies.

     4. To evaluate, from time to time, the time, energy, expertise, knowledge, judgment and personal skills which Independent Trustees brings to the Board and to consider retirement policies for the Independent Trustees.

     5. To participate in the development of agendas for Board and Committee meetings.

     6. To consider, evaluate and make recommendations regarding the type and amount of fidelity bond, and director and officer and/or errors and omission insurance coverage, for the funds, the Board and the Independent Trustees, as applicable.

     7. To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants, that may be engaged from time to time, other than as may be engaged directly by another Committee.

     8. To evaluate feedback from shareholders as appropriate. Annex A includes procedures for shareholders to communicate with the members of the Administration Committee.

E. Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by full Board, and will report findings and recommendations to the full Board, as appropriate.

F. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the full Board, as appropriate.

G. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds' expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

H. Review. The Committee shall review this Charter periodically and recommend such changes to the full Board as it deems desirable.

ANNEX A

General Criteria

1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the fund(s) and should be willing and able to contribute positively to the decision-making process of the fund(s).

3. Nominees should have a commitment to understand the fund(s), and the responsibilities of a Trustee/Director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the fund, including shareholders and the management company, and to act in the interests of all shareholders.

5. Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director /trustee.

6. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Application of Criteria to Existing

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Administrative Committee shall consider the existing trustees' performance on the Board and any committee.

Review of Shareholder Nominations

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Administration

Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the fund's proxy statement.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Communications from shareholders

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the fund.

                            -----------------------
                                     Thank
                                      You

                                  for mailing
                                   your proxy
                                card promptly!
                            -----------------------



        John Hancock(R)                 John Hancock Funds, LLC
      [graphic omitted]                 MEMBER NASD
       WORLDWIDE SPONSOR
                                        101 Huntington Avenue
                                        Boston, MA 02199-7603

                                        1-800-225-5291
                                        1-800-554-6713 TDD
                                        1-800-338-8080 EASI-Line

                                        www.jhfunds.com

                                        Mutual Funds
                                        Institutional Services
                                        Private Managed Accounts
                                        Retirement Plans

                                                                     JHFPX 10/04

John Hancock
------------
JOHN HANCOCK FUNDS

       -------------------------------------------------------------------------
                       THREE EASY WAYS TO VOTE YOUR PROXY
            Read the Proxy Statement and have the Proxy card at hand.

       TELEPHONE: Call 1-888-221-0697 and follow the simple instructions
        INTERNET: Go to www.jhfunds.com/proxy and follow the online instructions
            MAIL: Vote, sign, date and return your proxy card by mail
          If you vote by Telephone or Internet, do not mail your proxy.
                                                -----------
      --------------------------------------------------------------------------
------------------
999 999 999 999 99
------------------

FUND NAME PRINTS HERE      JOINT SPECIAL MEETING OF SHARHOLDERS-DECEMBER 1, 2004
                                     PROXY SOLICITATION BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Richard A. Brown, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Joint Special Meeting of Shareholders (the "Meeting") to be held at 101 Huntington Avenue, Boston, Massachusetts, on December 1, 2004 at 9:00 a.m., Eastern time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 14, 2004 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                 IN THE ENCLOSED ENVELOPE

                                                Date ______________________,2004

                                        ----------------------------------------


                                        ----------------------------------------
                                        Signature(s)           (Sign in the Box)
                                        Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                   JH 12/2004 lp

      Please fill in box as shown using black or blue ink or number 2 pencil.[X} PLEASE DO NOT USE FINE POINT PENS.


VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


1. To elect the following nominees to serve as Trustees of the Funds.

(1) James F. Carlin       (4) Ronald R. Dion      (7) Patti McGill Peterson       FOR ALL         WITHHOLD        FOR ALL
(2) Richard P. Chapman Jr.(5) Charles L. Ladner   (8) Steven R. Pruchansky        NOMINEES        FROM ALL        EXCEPT*
(3) William H. Cunningham (6) John A. Moore       (9) James A. Shepherdson                        NOMINEES

                                                                                     [ ]             [ ]             [ ]



----------------------------------------------------------------------------
*(To withhold authority to vote for any nominee, mark "For All Except" and write that nominee's number on the line above.)

  PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD IN THE SPACES PROVIDED ON THE REVERSE SIDE

                                                                   JH 12/2004 lp

================================================================================
John Hancock                                      EZVOTE Consolidated Proxy Card
-----------
JOHN HANCOCK FUNDS  This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

------------------
999 999 999 999 99
------------------

        PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 2004

The undersigned, revoking previous proxies, hereby appoint(s) Richard A. Brown, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest which the undersigned is (are) entitled to vote at the Joint Special Meeting of Shareholders (the "Meeting") to be held at 101 Huntington Avenue, Boston, Massachusetts, on December 1, 2004 at 9:00 a.m., Eastern time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 14, 2004 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                                    PLEASE SIGN, DATE AND RETURN
                                                   PROMPTLY IN ENCLOSED ENVELOPE

                                                   Date __________________, 2004

                                                --------------------------------

                                                --------------------------------
                                                Signature(s)   (Sign in the Box)
                                                NOTE: Signature(s) should agree
                                                with the name(s) printed herein.
                                                When signing as attorney,
                                                executor, administrator, trustee
                                                or guardian, please give your
                                                full name as such. If a
                                                corporation, please sign in full
                                                corporate name by president or
                                                other authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.
                                                                   JH 2004 EZ lp
==============DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW===============

--------------------------------------
VOTE ON THE INTERNET [Computer Graphic]
o Log on to:
www.jhfunds.com/proxy
o Follow the on-screen instructions.
--------------------------------------
--------------------------------------
VOTE BY PHONE [Phone Graphic]
o Dial 1-888-221-0697 (TOLL FREE)
o Follow the recorded instructions.
--------------------------------------
--------------------------------------
VOTE BY MAIL [Mail Graphic]
o Vote, signand date the EZVote
o Detach the upper portion of the
card and return in the postage-paid
envelope provided.
--------------------------------------
NOTE: If you vote by phone or Internet, do not return your Consolidated Proxy Card. Keep it for your files.

                                       INDIVIDUAL BALLOTS

                    On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

                    NOTE: If you elect to vote each account separately, do not return the Consolidated Proxy Card above.

                              SIGN BELOW ONLY IF YOU ARE VOTING
                                   EACH ACCOUNT SEPARATELY

                                Date __________________, 2004


                    ------------------------------------------------------------

                    ------------------------------------------------------------
                    Signature(s)                            (Please sign in box)
                    NOTE: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                               JH 2004 EZ IND lp

================================================================================
                                                  EZVOTE Consolidated Proxy Card

     Please fill in box as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

1. To elect the following nominees to serve as Trustees of the Funds.

(1) James F. Carlin       (4) Ronald R. Dion      (7) Patti McGill Peterson       FOR ALL         WITHHOLD        FOR ALL
(2) Richard P. Chapman Jr.(5) Charles L. Ladner   (8) Steven R. Pruchansky        NOMINEES        FROM ALL        EXCEPT*
(3) William H. Cunningham (6) John A. Moore       (9) James A. Shepherdson                        NOMINEES
                                                                                     [ ]             [ ]             [ ]

----------------------------------------------------------------------------
*(To withhold authority to vote for any nominee, mark "For All Except" and write that nominee's number on the line above.)

  PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD IN THE SPACES PROVIDED ON THE REVERSE SIDE
                                                                   JH 2004 EZ lp
==============DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW===============

                               INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

--------------------------------------------------------------------------------
                               999 999 999 999 99

FUND NAME PRINTS HERE

                                         FOR ALL         WITHHOLD        FOR ALL
                                         NOMINEES        FROM ALL        EXCEPT*
                                                         NOMINEES

 1. ELECTION OF TRUSTEES                   [ ]             [ ]             [ ]
(See Nominee list on consolidated ballot.)

* EXCEPT _______________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               999 999 999 999 99

FUND NAME PRINTS HERE

                                         FOR ALL         WITHHOLD        FOR ALL
                                         NOMINEES        FROM ALL        EXCEPT*
                                                         NOMINEES

 1. ELECTION OF TRUSTEES                   [ ]             [ ]             [ ]
(See Nominee list on consolidated ballot.)

* EXCEPT _______________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               999 999 999 999 99

FUND NAME PRINTS HERE

                                         FOR ALL         WITHHOLD        FOR ALL
                                         NOMINEES        FROM ALL        EXCEPT*
                                                         NOMINEES

 1. ELECTION OF TRUSTEES                   [ ]             [ ]             [ ]
(See Nominee list on consolidated ballot.)

* EXCEPT _______________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               999 999 999 999 99

FUND NAME PRINTS HERE

                                         FOR ALL         WITHHOLD        FOR ALL
                                         NOMINEES        FROM ALL        EXCEPT*
                                                         NOMINEES

 1. ELECTION OF TRUSTEES                   [ ]             [ ]             [ ]
(See Nominee list on consolidated ballot.)

* EXCEPT _______________________________________
--------------------------------------------------------------------------------
                                                               JH 2004 EZ IND lp

            Internet Proxy Voting Service
                  Proxy Voting Form
                 John Hancock Funds
            John Hancock ____________ Fund

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.


Proposal 1. To elect the following nominees to serve as Trustees of the Funds.
              [ ]FOR all nominees [ ]WITHHOLD AUTHORITY to vote for all nominees
              [ ]FOR all nominees (Except as indicated)

              (01) [ ]James F. Carlin

              (02) [ ]Richard P. Chapman Jr.

              (03) [ ]William H. Cunningham

              (04) [ ]Ronald R. Dion

              (05) [ ]Charles L. Ladner

              (06) [ ]John A. Moore

              (07) [ ]Patti McGill Peterson

              (08) [ ]Steven R. Pruchansky

              (09) [ ]James A. Shepherdson

--------------------------------------------------------------------------------
       Please refer to the proxy statement for discussion of this matter.
         If no specification is made, the proposal will be voted "For".
--------------------------------------------------------------------------------



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